Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

Special Value Fund

Class  A  ......  SSVSX

Class  C  ......  VSVCX

Class  I  ......  VSPIX

Class  R  ......  VSVGX

Class  Y  ......  VSVYX

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of its Funds, subject to approval by shareholders of each Fund, voting individually. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues. The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement.

On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor. The Board of Trustees also approved a new Sub-Advisory Agreement between the Adviser and a subsidiary of KeyBank National Association, with respect to each of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, subject to shareholder approval at the special meeting. The portfolio managers of those Funds will remain the same.

The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement.

The Board of Trustees also approved a Plan of Liquidation of the Core Bond Index Fund and the Stock Index Fund, which are expected to cease operations on or about April 26, 2013.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

Special Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 49 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%	0.00%
Other Expenses[3] (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.57%	0.50%	0.22%	0.36%	0.89%
Total Annual Fund Operating Expenses	1.30%	2.23%	0.95%	1.59%	1.62%
Fee Waiver/Expense Reimbursement	0.00%	(0.03)%	0.00%	0.00%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.20%[4]	0.95%	1.59%	1.03%[4]

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 55.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

4The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses so that the total annual operating expenses (excluding certain other items such as interest, taxes and brokerage commissions) of Class C and Class Y shares do not exceed 2.20% and 1.03% until at least February 28, 2014 and February 28, 2017, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of recoupment or reimbursement.

Special Value Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$963	$1,247	$2,053
Class C (If you sell your shares at the end of the period.)	$323	$694	$1,192	$2,562
Class I	$97	$303	$525	$1,166
Class R	$162	$502	$866	$1,889
Class Y	$105	$328	$568	$1,633

The following Example makes the same assumptions as the Example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$223	$694	$1,192	$2,562

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

Special Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Index. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts. The Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value.

As of December 31, 2012, the Russell MidCap® Index included companies with approximate capitalizations between $313 million and $25 billion. The size of companies used in the index changes with market conditions and the composition of the index.

For purposes of the Fund's investment strategies, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Special Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell MidCap® Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class Y shares as no Class Y shares of the Fund had been issued as of December 31, 2012.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.

If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  17.81% (quarter ended September 30, 2009)

Lowest  -26.71% (quarter ended December 31, 2008)

Special Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS A
Before Taxes	3.82%	(3.61)%	7.20%
After Taxes on Distributions	3.82%	(3.63)%	6.20%
After Taxes on Distributions and Sale of Fund Shares	2.48%	(3.04)%	5.90%
CLASS C
Before Taxes	8.24%	(3.36)%	7.50%[1]
CLASS I
Before Taxes	10.47%	(2.13)%	(1.58)%[2]
CLASS R
Before Taxes	9.83%	(2.78)%	7.49%
INDEX
Russell MidCap® Index Index returns reflect no deduction for fees, expenses, or taxes.	17.28%	3.57%	10.65%

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Leslie Z. Globits is a Chief Investment Officer (Mid Cap Equity) of the Adviser. He has been Lead Portfolio Manager of the Fund since 2003.

Kirk A. Schmitt is a Portfolio Manager of the Adviser and has been Portfolio Manager of the Fund since 2007.

Special Value Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.